EX-99.1

                   NVR, INC. ANNOUNCES SECOND QUARTER RESULTS

FOR IMMEDIATE RELEASE                                  Contact:      Dan Malzahn
                                                       Office:    (703) 956-4204

July 20, 2007, Reston, VA--NVR, Inc. (AMEX: NVR), one of the nation's largest homebuilding and mortgage banking companies, announced that diluted earnings per share for its second quarter ended June 30, 2007 decreased 50% and net income decreased 52% when compared to the 2006 second quarter. Net income for the 2007 second quarter was $90,747,000, $14.14 per diluted share, compared to net income of $190,352,000, $28.08 per diluted share, for the same period of 2006. Consolidated revenues for the second quarter of 2007 totaled $1,316,668,000, a 25% decrease from $1,748,928,000 for the comparable 2006 quarter.

                                  Homebuilding
                                  ------------

New orders in the second quarter of 2007 decreased 11% to 3,745 units, when compared to 4,204 units in the second quarter of 2006. New order units and gross profit margins continue to be negatively impacted by high levels of new and existing home inventories, affordability issues and declining homebuyer confidence. The cancellation rate in the quarter ended June 30, 2007 was 16% compared to 13% in the second quarter of 2006 and 16% in the first quarter of 2007. The Washington, D.C. cancellation rate in the quarter was 21% compared to 21% in the second quarter of 2006 and 22% in the first quarter of 2007.


Settlements decreased in the second quarter of 2007 to 3,463 units, 19% less than the same period of 2006. Homebuilding revenues for the three months ended June 30, 2007 totaled $1,297,140,000, 25% lower than the year earlier period. Income before tax from the homebuilding segment totaled $135,958,000 in the 2007 second quarter, a decrease of 54% when compared to the second quarter of the previous year. Gross profit margins decreased to 18.1% in the 2007 second quarter compared to 24.3% for the same period in 2006. The decline in gross profit margins was due to continued pricing pressure in many of our markets and land deposit impairments of approximately $55,000,000. These impairments lowered gross margins by 424 basis points and reduced diluted earnings per share by approximately $5.20 for the 2007 quarter. The Company's backlog of homes sold but not settled at the end of the 2007 quarter decreased on a unit basis by 11% to 7,887 units and 19% on a dollar basis to $3,085,939,000 when compared to the same period last year.

For the six months ended June 30, 2007, consolidated revenues were $2,409,857,000, 18% lower than the $2,953,583,000 reported for the same period of 2006. Net income for the six months ended June 30, 2007 was $175,568,000, a decrease of 46% when compared to the six months ended June 30, 2006. Earnings per diluted share for the six months ended June 30, 2007 was $27.11, a decrease of 43% from $47.54 per diluted share for the comparable period of 2006.

                                Mortgage Banking
                                ----------------

Mortgage closed loan production of $849,430,000 for the three months ended June 30, 2007 was 24% lower than the same period last year. Sub-prime loans accounted for approximately 6% of our captured mortgage closed loan volume in the current quarter compared to 5% for the second quarter of 2006. Operating income for the mortgage banking operations during the second quarter of 2007 decreased 33% to $11,719,000, when compared to $17,486,000 reported for the same period of 2006.



Some of the statements in this release made by the Company constitute
"forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may,"
"will," "should" or "anticipates" or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than those of historical facts included herein, including those regarding market trends, NVR's financial position, business strategy, projected plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of NVR to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements. Such risk factors include, but are not limited to, general economic and business conditions (on both a national and regional level), interest rate changes, access to suitable financing, competition, the availability and cost of land and other raw materials used by NVR in its homebuilding operations, shortages of labor, weather related slow downs, building moratoria, governmental regulation, the ability of NVR to integrate any acquired business, fluctuation and volatility of stock and other financial markets and other factors over which NVR has little or no control. The Company has no obligation to update such forward-looking statements.



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

                                                             NVR, Inc.
                                                 Consolidated Statements of Income
                                               (in thousands, except per share data)
                                                            (Unaudited)

                                                   Three Months Ended June 30,            Six Months Ended June 30,
                                               --------------------------------------------------------------------------
                                                       2007               2006            2007               2006
                                                       ----               ----            ----               ----

Homebuilding:
   Revenues                                           $1,297,140         $1,722,797        $2,372,250         $2,906,539
   Other income                                            5,251              2,634            12,216              5,010
   Cost of sales                                     (1,061,937)        (1,304,183)       (1,915,347)        (2,165,222)
   Selling, general and administrative                 (101,198)          (119,551)         (198,604)          (233,557)
                                               --------------------------------------------------------------------------
        Operating income                                 139,256            301,697           270,515            512,770
   Interest expense                                      (3,298)            (6,105)           (6,620)           (11,632)
                                               --------------------------------------------------------------------------
        Homebuilding income                              135,958            295,592           263,895            501,138
                                               --------------------------------------------------------------------------

Mortgage Banking:
   Mortgage banking fees                                  19,528             26,131            37,607             47,044
   Interest income                                         1,030              1,791             2,337              3,250
   Other income                                              276                383               460                614
   General and administrative                            (8,954)            (9,852)          (18,277)           (19,020)
   Interest expense                                        (161)              (967)             (313)            (1,921)
                                               --------------------------------------------------------------------------
        Mortgage banking income                           11,719             17,486            21,814             29,967
                                               --------------------------------------------------------------------------

Income before taxes                                      147,677            313,078           285,709            531,105

        Income tax expense                              (56,930)          (122,726)         (110,141)          (208,193)
                                               --------------------------------------------------------------------------

Net income                                               $90,747           $190,352          $175,568           $322,912
                                               ==========================================================================


Basic earnings per share                                  $16.19             $33.27            $31.16             $57.06
                                               ==========================================================================

Diluted earnings per share                                $14.14             $28.08            $27.11             $47.54
                                               ==========================================================================

Basic average shares outstanding                           5,606              5,722             5,634              5,659
                                               ==========================================================================

Diluted average shares outstanding                         6,420              6,779             6,477              6,792
                                               ==========================================================================

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

                                                      NVR, Inc.
                                             Consolidated Balance Sheets
                                   (in thousands, except share and per share data)

                                                                      June 30, 2007      December 31, 2006
                                                                   -----------------------------------------
                                                                        (unaudited)
       ASSETS

       Homebuilding:
                      Cash and cash equivalents                               $571,522             $551,738
                      Receivables                                               13,474               12,213
                      Inventory:
                           Lots and housing units, covered under
                               sales agreements with customers                 830,964              667,100
                           Unsold lots and housing units                        46,839               58,248
                           Manufacturing materials and other                     8,759                8,268
                                                                   -----------------------------------------
                                                                               886,562              733,616

                     Contract land deposits                                    327,015              402,170
                     Assets not owned, consolidated
                           per FIN 46R                                         199,246              276,419
                     Property, plant and equipment, net                         35,798               40,430
                     Reorganization value in excess of amounts
                           allocable to identifiable assets, net                41,580               41,580
                      Goodwill and other indefinite and definite
                           life intangibles, net                                11,849               11,936
                      Other assets                                             240,305              207,468
                                                                   -----------------------------------------

                                                                             2,327,351            2,277,570
                                                                   -----------------------------------------

       Mortgage Banking:
                      Cash and cash equivalents                                  2,560                4,381
                      Mortgage loans held for sale, net                        158,882              178,444
                      Property and equipment, net                                  987                1,168
                      Reorganization value in excess of amounts
                           allocable to identifiable assets, net                 7,347                7,347
                      Other assets                                               6,154                4,898
                                                                   -----------------------------------------

                                                                               175,930              196,238
                                                                   -----------------------------------------

                      Total assets                                          $2,503,281           $2,473,808
                                                                   =========================================

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                                                                     (Continued)
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

                                                     NVR, Inc.
                                      Consolidated Balance Sheets (Continued)
                                  (in thousands, except share and per share data)

                                                                        June 30, 2007      December 31, 2006
                                                                     -----------------------------------------
                                                                        (unaudited)
    LIABILITIES AND SHAREHOLDERS' EQUITY

    Homebuilding:
            Accounts payable                                                    $272,688             $273,936
            Accrued expenses and other liabilities                               230,858              265,223
            Liabilities related to assets not owned,
                   consolidated per FIN 46R                                      172,054              244,805
            Customer deposits                                                    195,165              165,354
            Other term debt                                                        2,954                3,080
            Senior notes                                                         200,000              200,000
                                                                     -----------------------------------------
                                                                               1,073,719            1,152,398
                                                                     -----------------------------------------
    Mortgage Banking:
            Accounts payable and other liabilities                                13,818               15,784
            Notes payable                                                        136,124              153,552
                                                                     -----------------------------------------
                                                                                 149,942              169,336
                                                                     -----------------------------------------
           Total liabilities                                                   1,223,661            1,321,734
                                                                     -----------------------------------------

           Commitments and contingencies

           Shareholders' equity:
           Common stock, $0.01 par value; 60,000,000
                  shares authorized; 20,592,640 shares issued
                  for both June 30, 2007 and December 31, 2006                       206                  206
           Additional paid-in capital                                            676,003              585,438
           Deferred compensation trust - 516,004 and
                  547,911 shares of NVR, Inc. common stock for
                  June 30, 2007 and December 31, 2006,
                  respectively                                                  (75,599)             (80,491)
           Deferred compensation liability                                        75,599               80,491
           Retained earnings                                                   3,371,608            3,196,040
           Less treasury stock at cost - 14,984,212 and
                  15,075,113 shares for June 30, 2007 and
                  December 31, 2006, respectively                            (2,768,197)          (2,629,610)
                                                                     -----------------------------------------
           Total shareholders' equity                                          1,279,620            1,152,074
                                                                     -----------------------------------------
           Total liabilities and shareholders'
                  equity                                                      $2,503,281           $2,473,808
                                                                     =========================================


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

                                                          NVR, Inc.
                                                     Operating Activity
                                                         (unaudited)
                                                   (dollars in thousands)

                                                   Three Months Ended June 30,           Six Months Ended June 30,
                                               ------------------------------------ -------------------------------------
                                                     2007              2006               2007               2006
                                                     ----              ----               ----               ----
Homebuilding data:
    New orders (units)
        Mid Atlantic (1)                                   1,803             1,978              3,724              3,612
        North East (2)                                       345               404                762                855
        Mid East (3)                                         923             1,079              1,953              2,007
        South East (4)                                       674               743              1,223              1,363
                                               --------------------------------------------------------------------------
          Total                                            3,745             4,204              7,662              7,837
                                               ==========================================================================

    Average new order price                               $363.9            $384.7             $368.2             $386.0

    Settlements (units)
        Mid Atlantic (1)                                   1,720             2,145              3,072              3,720
        North East (2)                                       324               454                573                756
        Mid East (3)                                         839             1,028              1,411              1,640
        South East (4)                                       580               670              1,107              1,167
                                               --------------------------------------------------------------------------
          Total                                            3,463             4,297              6,163              7,283
                                               ==========================================================================

    Average settlement price                              $374.2            $400.3             $384.4             $398.5

    Backlog (units)
        Mid Atlantic (1)                                                                        4,317              4,866
        North East (2)                                                                            729                883
        Mid East (3)                                                                            1,816              1,968
        South East (4)                                                                          1,025              1,147
                                                                                    -------------------------------------
          Total                                                                                 7,887              8,864
                                                                                    =====================================

    Average backlog price                                                                      $391.3             $428.5

  Community count (average)                                  516               618                522                598
  Lots controlled at end of period                                                             85,400            104,000

Mortgage banking data:
    Loan closings                                       $849,430        $1,123,461         $1,564,469         $1,860,243
    Capture rate                                             86%               87%                86%                86%

Common stock information:
  Shares outstanding at end of period                                                       5,608,428          5,750,939
   Weighted average basic shares outstanding           5,606,000         5,722,000          5,634,000          5,659,000
   Weighted average diluted shares
     outstanding                                       6,420,000         6,779,000          6,477,000          6,792,000
   Number of shares repurchased                          179,700                 -            305,700            161,856
   Aggregate cost of shares repurchased                 $123,263                 -           $209,613           $120,817


(1)      Virginia, West Virginia, Maryland, and Delaware
(2)      New Jersey and eastern Pennsylvania
(3)      Kentucky, Michigan, New York, Ohio and western Pennsylvania
(4)      North Carolina, South Carolina and Tennessee


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